Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

October 20, 2009

FILED VIA EDGAR

U.S. Securities and Exchange Commission
Division of Investment Management
100 “F” Street
Washington, D.C. 20549

Dear Sir or Madam:

Re:           Insured Municipal Income Fund Inc.
1940 Act Registration No. 811-07528

Transmitted herewith on behalf of Insured Municipal Income Fund Inc. (the “Fund”) is a preliminary proxy statement in preparation of a special meeting of shareholders of the Fund scheduled for November 30, 2009.  The purpose of this shareholder meeting is:

1.	To elect three directors to serve until the annual meeting of shareholders in 2010 and until their successors are elected and qualify or until they resign or are otherwise removed;

2.	To approve a new investment advisory agreement between the Fund and Brooklyn Capital Management, LLC;

3.	To approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return;

4.	To eliminate the Fund’s fundamental investment policy to invest at least 80% of its net assets in insured municipal obligations;

5.	To ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2010; and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please direct all questions or comments regarding this filing to the undersigned at (212) 885-5239.  I look forward to hearing from you.

Sincerely,

Thomas R. Westle, Esq.
Counsel to the Fund